                                                                Exhibit 10.15

                    DATED THE 8th DAY OF DECEMBER 1997

                                 BETWEEN

                        OCULEX PHARMACEUTICALS, INC

                                   AND

                               DR JERRY GIN
                              DR VERNON WONG

                                   AND

                     TRANSPAC INDUSTRIAL HOLDINGS LIMITED
                          TRANSPAC CAPITAL PTE LTD
                     REGIONAL INVESTMENT COMPANY LIMITED

=============================================================================

                        SECOND SUPPLEMENTAL AGREEMENT

=============================================================================

     THIS AGREEMENT is made on December 8, 1997.

     BETWEEN: -

(1) OCULEX PHARMACEUTICALS, INC., a company incorporated in the State of California, United States of America, with its place of business at 639
     N. Pastoria Avenue, Sunnyvale, CA 94086-2917, United States of America ("Oculex" or the "Company") of the first part;

     AND

(2) DR JERRY GIN (USA Passport No: 150219028) residing at 1206 Sargent Drive, Sunnyvale, Ca 94087, United States of America ("JG"); and

     DR VERNON WONG (USA Passport No: 152527479) residing at 180 Sand Hill Circle, Menlo Park, CA 94025, United States of America ("VW")

     collectively the "Major Shareholders", of the second part;

     AND

(3) TRANSPAC INDUSTRIAL HOLDINGS LIMITED, a company incorporated in the Republic of Singapore and having its registered office at 6 Shenton Way, #20-09 DBS Tower Two, Singapore 068809 ("Transpac Industrial");

     TRANSPAC CAPITAL PTE LTD, a company incorporated in the Republic of Singapore and having its registered office at 6 Shenton Way, #20-09 DBS Tower Two, Singapore 068809 ("Transpac Capital"); and

     REGIONAL INVESTMENT COMPANY LIMITED, a company incorporated in the Republic of Singapore and having its registered office at 6 Shenton Way, #20-09 DBS Tower Two, Singapore 068809 ("Regional Investment")

     collectively the "Investors" of the third part.

     The above parties to collectively be referred to as the "Parties".

     WHEREAS: -

(A) Oculex is a company limited by shares and has at the date of this Agreement an authorised share capital of 20,000,000 Common Stock and 11,000,000 Preferred Stock. As at the date of this Agreement, there are 3,865,061 issued and fully paid-up shares of Common Stock, 330,000 issued and fully paid-up shares of series A Preferred Stock and 3,667,878 issued and fully paid-up shares of series B Preferred Stock.

(B) The Major Shareholders hold approximately 40.86% of the issued share capital in the Company represented by 3,091,086 shares of Common Stock of the Company and 121,918 shares of Preferred B Stock of the Company.

(C) On 3rd October 1995, Oculex, the Major Shareholders, Transpac Industrial and Transpac Capital entered into an Exchangeable Loan Agreement (the "Loan Agreement") whereunder Transpac Industrial and Transpac Capital agreed to make certain advances to Oculex upon certain conditions being fulfilled.

(D) The Loan Agreement was subsequently amended by way of a Supplemental and Accession Agreement dated 12th February 1996 (the "First Supplemental Agreement') entered into between the parties to the Loan Agreement and Regional Investment.

(E) The Loan Agreement (as amended by the First Supplemental Agreement) was further varied by way of a Subscription Agreement dated 31 December 1996 entered into by and between the Parties, whereunder the Investors also agreed to subscribe for 500,000 shares of Preferred B Stock in the capital of Oculex.

(F) Pursuant to the Loan Agreement (amended as aforesaid, such amended Loan Agreement to hereinafter be referred to as the "Amended Loan Agreement"), the Investors are obliged to make advances to Oculex on the terms and subject to the conditions of the Amended Loan Agreement and in particular upon certain conditions being met. Pursuant to the proviso set out in Clause 5 of the Amended Loan Agreement, the Investors may in their absolute discretion waive any of such conditions in relation to any or all of the advances and Oculex shall not be entitled to refuse to accept any advance which the Investors have decided to make under the Amended Loan Agreement.

(G) Pursuant to the Amended Loan Agreement, the Investors were obliged, subject to the conditions set out-in the Amended Loan Agreement, to make available to Oculex the aggregate sum of US$6,400,000. As at the date hereof, the Investors have advanced to Oculex US$2,000,000 in total.

(H) At the request of Oculex and the Major Shareholders, the Investors have agreed to advance to Oculex the remaining sum of US$4,400,000 and this Agreement sets out the terms and conditions of such advance.

     NOW IT IS HEREBY AGREED AS FOLLOWS: -

1.   DEFINITIONS AND INTERPRETATION

1.1 All terms and references used in the Amended Loan Agreement and which are defined or construed in the Amended Loan Agreement but are not defined or construed in this Agreement shall have the same meaning and construction In this Agreement.

1.2 References to Clauses, Recitals and Appendices are to clauses, recitals and appendices of this Agreement.

1.3 Words denoting the singular number only shall include the plural number and vice versa. Words denoting the masculine gender only shall include the feminine and neuter genders.

1.4 The Recitals to this Agreement shall be and form an integral part of this Agreement.

1.5 The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

2.   ADVANCES

2.1 At the request of Oculex and the Major Shareholders, the Investors have agreed to exercise their rights under the Amended Loan Agreement to advance the remaining sum of US$4,400,000, being the Second Advance and the Third Advance under the Amended Loan Agreement, to Oculex in the proportion set out in the Appendix. The terms and conditions governing such advances shall be as stated in the Amended Loan Agreement.

2.2 Oculex and the Major Shareholders hereby agree that Oculex will accept such advances when made by the Investors on the terms and conditions set out in the Amended Loan Agreement.

3.   AMENDMENTS TO THE LOAN AGREEMENT

3.1 The Parties agree that with effect from the date hereof, Article 15(B) of the Amended Loan Agreement shall be amended by deleting the words "US$2.75 per Preferred B Stock, for the next US$1,000,000 and US$3.00 per Preferred B Stock thereafter" in the fifth and sixth lines thereof and replacing them with the following:

     "AND US$2.75 PER PREFERRED B STOCK THEREAFTER"

3.2 Except to the extent expressly varied or amended by the provisions of this Agreement, the terms and conditions of the Amended Loan Agreement are hereby confirmed and shall remain in full force and effect.

4.   MISCELLANEOUS

4.1 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

4.2 All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon as follows: -


     If to the Investors        :       TRANSPAC INDUSTRIAL HOLDINGS LIMITED
                                        6 Shenton Way, #20-09 DBS Tower Two,
                                        Singapore 068809
                                        Fax No: (065) 225 5538

                                        TRANSPAC CAPITAL PTE LTD
                                        6 Shenton Way, #20-09 DBS Tower Two,
                                        Singapore 068809
                                        Fax No: (065) 225 5538

                                        REGIONAL INVESTMENT COMPANY LIMITED
                                        6 Shenton Way, #20-09 DBS Tower Two,
                                        Singapore 068809
                                        Fax No: (065) 225 5538

     If to the Company          :       OCULEX PHARMACEUTICALS INC.
                                        639 N. Pastoria Avenue
                                        Sunnyvale, CA 94086-2917
                                        Fax No: (408) 481 0662.

                                      5

     If to JG                   :       DR JERRY GIN
                                        1206 Sargent Drive, Sunnyvale, Ca 94087
                                        United States of America
                                        Fax No: (408) 481 0662

     If to VW                   :       DR VERNON WONG
                                        180 Sand Hill Circle, Menlo Park, CA 94025
                                        United States' of America
                                        Fax No: (408) 481 0662

     All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed. Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given 10 days after the airmailing or telecopying thereof.

5.   COSTS AND EXPENSES

5.1  Oculex shall pay:-

     5.1.1 all costs and expenses (including legal fees and stamp and other documentary taxes) incurred by the Investors in connection with the preparation, negotiation and entry into of this Agreement and/or any amendment of, supplement to or waiver in respect of this Agreement, subject to a maximum of US$2,000; and

     5.1.2 on demand, all costs and expenses (including legal fees) incurred by the Investors in protecting or enforcing or in contemplation of protecting or enforcing any rights under this Agreement and/or any such amendment, supplement or waiver.

6.   ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and any and all other prior written or oral agreements existing between the Parties are expressly cancelled.

7.   GOVERNING LAW AND JURISDICTION

7.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California.

7.2 In relation to any legal action or proceeding arising out of or in connection with this Agreement ("Proceedings"), each of the parties hereto hereby irrevocably submits to the jurisdiction of the courts of the State of California and Singapore and waives any objection to Proceedings in any such courts on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum.

7.3 That submission shall not affect the right of the Investors to take Proceedings in any other jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude the Investors from taking Proceedings in any other jurisdiction.

7.4 Each of the Major Shareholders and the Company hereby irrevocably appoints Oculex Asia Pharmaceuticals Pte Ltd (of 16 Lynwood Grove, Singapore 358660) in Singapore from time to time to receive, for it or him and on its or his behalf, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent (whether or not it is forwarded to and received by the Company or the Major Shareholders). If for any reason the process agent ceases to be able to act as such, the Company and the Major Shareholders irrevocably agree to appoint a substitute process agent acceptable to the Investors, and to deliver to the Investors a copy of the new agent's acceptance of that appointment, within 30 days of such acceptance.

7.5 The Company and the Major Shareholders irrevocably consent to any process in any Proceedings anywhere being served by the mailing of a copy of the process served by prepaid registered post to them in accordance with Clause 10. Such service shall become effective 30 days after mailing.

7.6 The Company and the Major Shareholders irrevocably and generally consent in respect of any Proceedings anywhere to the giving of any relief or the issue of any process in connection with those Proceedings including, without limitation, the making, enforcement or execution against any assets whatsoever (irrespective of their use or intended use) of any order or judgment which may be made or given in those Proceedings, and agrees that any final order or judgment shall be conclusive.

7.7 The parties may, subject to mutual consent, alternatively submit any and all disputes arising out of or in connection with this Agreement including its validity, construction and performance to a sole arbitrator appointed in California, USA, under the ICC rules of Conciliation and Arbitration.

8.   PREVALENCE OF AGREEMENT

     In the event of any inconsistency between the provisions of this Agreement and the Articles of Incorporation or the Bye-laws of the Company, the provisions of this Agreement shall as between the parties hereto prevail. Forthwith upon the entry of this Agreement, the parties hereto shall forthwith cause such alterations as the Investors may approve to be made to the Articles of Incorporation or the Bye-laws of the Company, so as to ensure that the provisions of such documents are consistent with the terms of this Agreement.

     IN WITNESS WHEREOF, the parties executed this Agreement as of the date first above written.


Signed by                              )      /s/ Jerry Gin
                                       )
for and on behalf of                   )
                                       )
OCULEX PHARMACEUTICALS, INC.           )
                                       )
in the presence of:-                   )      /s/ Samuel A. McMasters


Signed by                              )
                                       )
DR JERRY GIN                           )      /s/ Jerry Gin
                                       )
in the presence of:-                   )      /s/ Samuel A. McMasters


Signed by                              )
                                       )
DR VERNON WONG                         )      /s/ Vernon Wong
                                       )
in the presence of:-                   )      /s/ Samuel A. McMasters

Signed by                              )
                                       )
for and on behalf of                   )      /s/ Stanley Cheong
                                       )
TRANSPAC INDUSTRIAL                    )
HOLDINGS LIMITED                       )
                                       )
in the presence of:-                   )      /s/ Samuel A. McMasters


Signed by                              )
                                       )
for and on behalf of                   )      /s/ Stanley Cheong
                                       )
TRANSPAC CAPITAL PTE LTD               )
                                       )
in the presence of:-                   )      /s/ Samuel A. McMasters


Signed by                              )
                                       )
for and on behalf of                   )      /s/ Stanley Cheong
                                       )
REGIONAL INVESTMENT                    )
COMPANY LIMITED                        )
                                       )
in the presence of:-                   )      /s/ Samuel A. McMasters

                                    APPENDIX

             INVESTOR                              AMOUNT TO BE ADVANCED
             Transpac Capital                      US$2,108,039

             Transpac Industrial                   US$1,796,784

             Regional Investment                   US$495,177

                                                   ---------------------

             TOTAL:                                US$4,400,000

                                                   ---------------------

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